NUVEEN REAL ESTATE SECURITIES FUND

SUPPLEMENT DATED MAY 18, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2016

The first sentence of the first paragraph of the section “Investment Policies and Techniques–Master Limited Partnerships” is hereby replaced with the following:

Equity securities in which the Funds may invest include master limited partnerships (“MLPs”).

PLEASE KEEP THIS WITH YOUR

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FRESAI-0516P